EXHIBIT 23.2

                          CONSENT OF INDEPENDENT ACCOUNTANTS


     We  consent  to  the  incorporation  by  reference  in  this  registration
statement on Form S-8 (File No. 333-       ) of our report dated April 9, 2004,
on our audits of the consolidated financial statements of Capco Energy, Inc. as of December 31, 2003 and for the two years then ended.


/s/ Stonefield Josephson, Inc.
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Santa Monica, California
August 11, 2004